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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) August 21, 2001


             AMERICAN EXPRESS           AMERICAN EXPRESS RECEIVABLES
              CENTURION BANK              FINANCING CORPORATION II



      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust


           Utah                       11-2869526              333-91473
     (State or Other               (I.R.S. Employer          (Commission
     Jurisdiction of                Identification           File Number)
     Incorporation or                   Number)
      Organization)
                   6985 Union Park Center
                     Midvale, Utah 84047
                       (801) 565-5000


               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)
                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



          Delaware                    13-3854638               333-91473
      (State or Other              (I.R.S. Employer          (Commission
      Jurisdiction of               Identification           File Number)
      Incorporation or                  Number)
       Organization)
                             World Financial Center
                                200 Vesey Street
                            New York, New York 10285
                                 (212) 640-4473

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)
                                       N/A
         (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.           Not Applicable.

Item 2.           Not Applicable.

Item 3.           Not Applicable.

Item 4.           Not Applicable.

Item 5. On August 21, 2001, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, with its Series 2001-7 Supplement, dated as of August 21, 2001. The Series Supplement is attached hereto as Exhibit 5.1.

                  On August 21, 2001, American Express Credit Account Master Trust issued its $536,250,000 Class A Floating Rate Asset Backed Certificates, Series 2001-7 and $52,000,000 Class B Floating Rate Asset Backed Certificates, Series 2001-7 (the "Series 2001-7 Certificates").

Item 6.           Not Applicable.

Item 7.           Exhibits.

The following are filed as Exhibits to this Report under Exhibit 5.

         Exhibit 5.1 Series 2001-7 Supplement, dated as of August 21, 2001, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.

Item 8.           Not Applicable.

Item 9.           Not Applicable.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                American Express Centurion Bank,
                                on behalf of the American Express
                                Credit Account Master Trust


                                   By:  /s/ Maureen A. Ryan
                                       ----------------------------------------
                                       Name:     Maureen A. Ryan
                                       Title:    Assistant Treasurer


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                American Express Receivables Financing
                                  Corporation II
                                on behalf of the American Express Credit
                                Account Master Trust


                                   By:  /s/ Leslie R. Scharfstein
                                       -----------------------------------------
                                        Name:     Leslie R. Scharfstein
                                        Title:    President


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                                  EXHIBIT INDEX


Exhibit                    Description

Exhibit 5.1 Series 2001-7 Supplement, dated as of August 21, 2001, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.